UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 23, 2008

                             NEXTWAVE WIRELESS INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-51958                    20-5361360
(State or other jurisdiction       (Commission                (I.R.S. employer
     of incorporation)             file number)              identification no.)


                             12670 HIGH BLUFF DRIVE
                           SAN DIEGO, CALIFORNIA 92130
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (858) 480-3100


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

             On April 23, 2008, NextWave Wireless Inc. issued a press release announcing that it has retained Deutsche Bank and UBS Investment Bank to explore the sale of its spectrum holdings in the United States.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.                                 Description
-----------                                 -----------

Exhibit 99.1 Press Release entitled "NextWave Wireless Retains Deutsche Bank and UBS to Explore the Sale of its Wireless Spectrum Holdings in the U.S.," dated April 23, 2008.

                                   SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 24, 2008

                            NEXTWAVE WIRELESS INC.

                            By: /s/ Frank A. Cassou
                                -----------------------------------------------
                                Frank A. Cassou
                                Executive Vice President-Corporate Development, Chief Legal Counsel and Secretary

                                  EXHIBIT INDEX



Exhibit No.                                Description
-----------                                -----------

Exhibit 99.1 Press Release entitled "NextWave Wireless Retains Deutsche Bank and UBS to Explore the Sale of its Wireless Spectrum Holdings in the U.S.," dated April 23, 2008.